UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act Of 1934

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Date of report (Date of earliest event reported) October 6, 2004
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                         THE FIRST AMERICAN CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

California                          0-3658                           95-1068610
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(State or Other Jurisdiction     (Commission                      (IRS Employer
of Incorporation)                File Number)               Identification No.)

1 First American Way, Santa Ana, California                          92707-5913
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code  (714) 800-3000
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers

     On October 6, 2004, The First American Corporation (the "Company") announced that its board of directors voted to promote Craig I. DeRoy to president of the Company, effective October 1, 2004. Mr. DeRoy assumes the role formerly held by Parker S. Kennedy, who will continue as chairman and chief executive officer of the Company.

     Mr. DeRoy, 51, most recently served as senior executive vice president of the Company, a position he held since in 2002, and served as its general counsel from 1993 to 2004. He was also executive vice president of the Company from 1996 to 2002, and served as its vice president from 1993 to 1996. He served as vice president of First American Title Insurance Company, a wholly-owned subsidiary of the Company, from 1993 to 2004. From 1993 to 1998, he also served as general counsel of First American Title Insurance Company. Mr. DeRoy has been a director of First American Title Insurance Company since 2001.

     A press release announcing the promotion and further describing Mr. DeRoy's business experience is attached as Exhibit 99.1 and is incorporated by reference into this current report.

Item 9.01. Financial Statements and Exhibits.


Exhibit No.                  Description
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99.1                         Press Release.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          THE FIRST AMERICAN CORPORATION



Date: October 6, 2004                     By:       /s/ Thomas A. Klemens
                                             ----------------------------------
                                             Name:  Thomas A. Klemens
                                             Title: Senior Executive Vice
                                                    President and Chief
                                                    Financial Officer


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